Exhibit 10.157

SERVICE AGREEMENT

BETWEEN

CAREAMERICA SOUTHERN CALIFORNIA

AND

Northwest Orange County Medical Group

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

RECITALS

I.	DEFINITIONS

II.	PHYSICIAN GROUP OBLIGATIONS

III.	HEALTH PLAN OBLIGATIONS

IV.	UTILIZATION REVIEW PROGRAM

V.	PROVIDER MANUAL

VI.	COMPENSATION

VII.	REPORTING PROCEDURES

VIII.	COORDINATION OF BENEFITS

IX.	STOP LOSS PROGRAM

X.	MEDICAL AND ADMINISTRATIVE RECORDS

XI.	ACCESSIBILITY AND CONTINUITY OF CARE

XII.	INSURANCE

XIII.	COOPERATION

XIV.	TERM AND TERMINATION

XV.	DISPUTE RESOLUTION

XVI.	GENERAL PROVISIONS

ATTACHMENT A - FINANCIAL RESPONSIBILITY

ATTACHMENT B - FUND ALLOCATION AND RISK SHARING

ATTACHMENT C - CONVERSION FACTORS

HEALTH PLAN and PHYSICIAN GROUP
SERVICE AGREEMENT

THIS AGREEMENT is made and entered into as of the 1st day of September, 1990 , by and between CareAmerica Southern California, Inc. (“Health Plan”), a California corporation organized under the laws of the State of California and Northwest Orange County Medical Group (“Physician Group”), a California professional corporation organized under the laws of the State of California.

RECITALS

A.            Health Plan is a Health Care Service Plan licensed under the Knox-Keene Health Care Service Plan Act of 1975 as amended (“Knox-Keene Act”).

B.            Health Plan intends .c operate a Competitive Medical Plan (“CMP”) pursuant to Section 114 of the U.S. Tax Equity and Fiscal Responsibility Act of 198? (“TEFRA”) and to offer a prepaid health benefits plan to individuals covered under the Federal Medicare program.

C.            Physician Group employs or has entered into contracts with physicians and other providers of medical services and Physician Group desires to provide Capitated Services to Enrollees in CMP Program.

D.      Health Plan and Physician Group desire to enter into an Agreement whereby Physician Group will provide services to Medicare beneficiaries enrolled in CMP Program operated by Health Plan.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein stated, it is agreed by and between the parties hereto as follows:

I.  DEFINITIONS

1.1           “Capitated Service” will mean those Physician, other professional and related health care services which are the financial responsibility of Physician Group and which Physician Group will provide to Enrollees pursuant to Attachment A of this Agreement.

The determination of whether a service or item is a Capitated Service rests with Health Plan.

1.2           “Capitation Fee” will mean the predetermined monthly payment to be made to Physician Group for Capitated Services to be provided to Enrollees assigned to Physician Group.  The Capitation Fees are specified in Attachment B of this Agreement.

The determination of whether a service or supply is a Capitated Service rests with the Health Plan.

1.3           “CMP Program” will mean the health care service plan program established by Health Plan to comply with all applicable requirements of the Knox-Keene Act and TEFRA and which is available to individuals eligible for Medicare.

1.4           “Copayment” will mean those charges for Covered Services payable by Enrollee to providers of service, in accordance with the Evidence of Coverage

1.5           “Covered Services” will mean those services which are benefits under Health Plan’s CMP Program in accordance with the Evidence of Coverage.

The determination of whether a service or supply is a Covered Service rests with the Health Plan, subject to the regulations and appeals procedure established by HCFA.

1.6           “Emergency Services” will mean services that are provided for the evaluation or treatment of injury or illness requiring immediate medical attention and which in the opinion of the treating physician, threaten life or limb or which cannot be delayed without possible serious effects on the health of Enrollee.

1.7           “Enrollee” will mean a Medicare beneficiary who is enrolled in the Health Plan’s CMP Program who is assigned to a Group Physician and Hospital.

1.8           “Evidence of Coverage” will mean the document approved by HCFA and the California Department of Corporations and issued by Health Plan to Enrollees that describes Enrollee’s benefits under the CMP. Program.

1.9           “Group Physician” will mean a Physician who is employed by or under contract to provide services to Physician Group.

1.10         “Group Provider” will mean a Group Physician or any other provider of medical services who is employed by or under contract with Physician Group to provide medical services.

1.11         “HCFA” will mean the Health Care Financing Administration which is the agency of the Federal government responsible for administration of the Medicare program including Health Plan’s CMP Program.

1.12         “Hospital” will mean that Hospital selected by Physician Group and Health Plan which has entered into an Agreement to provide services to Enrollees in Health Plan’s CMP Program and where Group Physicians customarily admit patients.

1.13         “Hospital Reinsurance Program” will mean the arrangements through which Hospital may be provided with additional compensation for Capitated Services rendered to an Enrollee, when the value of such services exceeds a specified limit per year per Enrollee.

1.14         “Medically Necessary” will mean medical or surgical treatment which an Enrollee requires, as determined by a Group Physician, in accordance with accepted medical and surgical practices and standards prevailing at the time of treatment.  The final decision of whether a treatment is Medically Necessary rests with the Health Plan and is subject to the procedures for post-treatment utilization review. Enrollee grievance and dispute resolution.

1.15         “Non-Covered Services” will mean those services which are not benefits under the CMP Program in accordance with the Evidence of Coverage and applicable State and Federal laws and regulations.

1.16         “Non-Participating Provider” will mean an institutional, professional or other provider of health care services who has not entered into an agreement with Health Plan, either directly or through another organization, to provide Covered Services to Enrollees.

1.17         “Out-of-Area” will mean that area that is further than thirty (30) air miles from Hospital

1.18         “Participating Provider” will mean an institutional, professional or other provider of health care services who has entered into an agreement, either with Health Plan, Physician Group or through an agreement with another organization, to provide medical services to Enrollees.

1.19         “Physician” will mean a person licensed to practice medicine by the State of California.

1.20         “Plan Physician” will mean a Physician who is under contract with Health Plan, either directly or through a contract with a medical group, IPA or other organization, to provide professional medical services to Enrollees.

1.21         “Primary Care Physician” will mean the Group Physician selected by an Enrollee to render first contact medical care and to authorize and coordinate the provision of Covered Services. Primary Care Physicians will either be general practitioners, Family Practitioners or Internists.

1.22         “Service Area” will mean the geographic area that is within a thirty (30) air mile radius of Hospital.

1.23         “Shared Risk Services” will mean those Covered Services described in Attachment B which are subject to the formula for determining the amount and distribution of risk sharing incentives between Physician Group, Hospital and Health Plan.

1.24         “Stop Loss Program” will mean the program through which Physician Group is provided with additional compensation for Capitated Services rendered to an Enrollee, when the value of such services exceeds a specified limit per year per Enrollee.

1.25         “Urgently Needed Services” will mean medical services which are required without delay, in order to prevent serious deterioration of Enrollee’s health as a result of an illness or injury while Enrollee is absent from Service Area.

1.26         “Utilization Review Program” will mean the programs and processes established and carried out by Health Plan. Hospital and Plan Physicians, and approved by Health Plan, to evaluate, authorize and monitor the utilization of Covered Services provided to Enrollees.

II.  PHYSICIAN GROUP OBLIGATIONS

2.1           Capitated Services.  Physician Group agrees to provide Capitated Services to Enrollees selecting and assigned to Physician Group.  The Capitated Services which are to be provided and which are the financial responsibility of Physician Group are described in Attachment A.  Physician Group agrees to pay all claims for Capitated Services in accordance with State and Federal regulations governing claims payment by Health Plan and CMP Program. Physician Group agrees that, should Health Plan be required to compensate any provider for Capitated Services. Health Plan shall be reimbursed for such expenditures by Physician Group either through an offset against Capitation Fees, direct payment by Physician Group or combination thereof.

Attachment A shall not be amended during the current contract period without mutual consent, except as may be required for continued compliance with Federal and State laws and regulations.

2.2           Provider Network Maintenance.  Physician Group agrees to select, enter into and maintain contracts with Group Providers. Physician Group agrees to employ or contract with a sufficient number of Physicians and other providers representing the range of medical specialties necessary, in the opinion of Health Plan. HCFA and the California Department of Corporations, to assure Enrollees of reasonable access to the full range of Capitated Services.  However, Physician Group shall not be required to contract with providers for services which are not available within the Service Area or which are rarely utilized by Medicare beneficiaries.  Such network of contracting providers should recognize the need for Primary Care Physicians to be located so as to assure reasonable geographic and physical access of Enrollees to such Physicians.

Physician Group will maintain accurate records regarding Group Providers and will, whenever possible, notify Health Plan thirty (30) days in advance of any change in this information or of the addition or termination of a Group Physician.

Physician Group agrees to comply with written request by Health Plan that Physician Group not utilize specific Physicians or other providers named by Health Plan to provide Covered Services to Enrollees.  If Plan makes such request, Physician Group will immediately make arrangements for care to be provided by other providers.

2.3           Physician License Requirement.  Physician Group warrants and represents as a material term of this Agreement that Group Physicians are now, and will remain as long as this Agreement remains in effect, the holders of currently valid unrestricted licenses to practice medicine in the State of California.  Physician Group shall notify Health Plan within 10 (ten) working days in the event Physician Group becomes aware that action has been taken to revoke or restrict a Group Physician’s license.

2.4           Medical Staff Requirements.  Physician Group warrants that all Group Physicians are on the medical staff of Hospital and will notify Health Plan within ten (10) working days if Physician Group becomes aware that the staff privileges of any Group Physician are revoked or significantly restricted.

2.5           Verification of Group Provider Credentials.  Physician Group shall establish and maintain a program to verify, at the time Physician Group enters into a contract with a provider and at least every year thereafter, that, at a minimum:

a.             Group Physicians hold an unrestricted license to practice medicine in the State of California and that other Group Providers hold licenses or other certifications required by the State of California.

b.             Group Physicians, except for Physicians who, because of their specialty, do not customarily maintain hospital staff privileges, are on the medical staff of Hospital.

c.             Group Providers maintain professional liability insurance as required by this Agreement.

2.6           Primary Care Physician.  Physician Group agrees that each Enrollee will select or be assigned a Primary Care Physician.  Group will determine that Primary Care Physicians are trained and have experience in dealing with the medical problems frequently encountered in elderly individuals.  Primary Care Physician shall be responsible for the provision, coordination, referral and authorization of Covered Services in accordance with the Utilization Review Program and prevailing standards of medical practice.

2.7           Non-Discrimination.  Physician Group agrees:  (1) not to differentiate or discriminate in its provision of Covered Services to Enrollees because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, or age; and (2) to render Covered Services to Enrollees in the same manner, in accordance with the same standards, and within the same time availability as offered to non-Health Plan patients.

2.8           Identification of Physician Group and Physicians.  Physician Group agrees that Health Plan may list its name, address, telephone number and that of its Group Physicians in Health Plan’s roster of Participating Providers that is given to Enrollees and prospective Enrollees, and may use such names for advertising/marketing purposes. However, Health Plan is not obligated to list the name of any particular Group Physician in roster of participating providers. The use of Physician Group’s trademarks or logos by Health Plan is prohibited without Physician Group’s prior written approval.

2.9           Hours of Service.  Physician Group agrees to provide or arrange for Capitated Services to Enrollees on a twenty-four (24) hour seven (7) day a week basis, including access to a Group Physician by telephone on a twenty-four (24) hour, seven (7) day a week basis.

2.10         Standards of Care.  Physician Group will provide all Covered Services in accordance with generally accepted medical, surgical and scientific practices and standards prevailing at the time of treatment.

2.11         Physician Group-Group Provider Agreement.  Physician Group agrees that each Group Provider with whom Physician Group contracts to provide Capitated Service will be required to execute a contract with Physician Group, which shall require Group Physician to comply with those aspects of this Agreement related to the activities of Group Physicians and be in compliance with applicable State and Federal laws and regulations governing Health Plan’s CMP Program.  Such Agreements shall be approved by Health Plan as to form and shall be made available to Health Plan for inspection and copying upon request.

2.12         Quality Assurance/Utilization Review Committee. Physician Group agrees to establish one or more committees which will review on a prospective, concurrent, and retrospective basis the quality, appropriateness, level of care and utilization of professional, ancillary and institutional services provided to Enrollees.  The functions of the Committee shall include the following:

a)             The Committee or its designee shall observe the procedures identified in the Utilization Review Program in Article IV.

b)            The Committee shall establish an appropriate mechanism for enforcing all peer review decisions of Physician Group in a manner acceptable to health Plan and in accordance with applicable requirements of State and Federal law.

c)             The Committee shall document and follow a authorization system for all Covered Services including a discharge planning system for hospitalized Enrollees.

d)            The Committee or its designee shall conduct non-urgent utilization review on a periodic basis but no less than one time per week.  Mechanisms shall be established to assure that review and authorization of urgently needed services can be conducted by a designated physician within eight hours of such request.  Any service requested by a Physician for which authorization is not provided due to the determination that such services are not Medically Necessary must be reviewed by a Physician and such physician’s review must be documented.

e)             The Committee shall, no less than quarterly, review the quality of professional, ancillary and institutional care provided to Enrollees in accordance with criteria and methods approved by Health Plan.

f)             Committee shall cooperate with Health Plan staff and the Health Plan medical director may attend Committee meetings.

g)            The rules, regulations, authorities and responsibilities of the Committee shall be enumerated by Physician Group, in writing, subject to the reasonable approval thereof by Health Plan.

2.13         Health Plan Liaison.  Physician Group shall designate an individual(s) who will assume the day to day responsibilities with regard to Physician Group’s obligations hereunder and to serve as liaison with Health Plan.  Physician Group will also designate an individual(s) will also be responsible for answering Enrollee inquiries and responding promptly to a grievance by following the Health Plan’s grievance procedures.

2.14         Physician Group Medical Director.  Physician Group agrees to designate a Group Physician as Medical Director for purposes of this Agreement.  The Physician Group Medical Director will be a member of the Physician Group Quality Assurance/Utilization Review Committee and will be the individual to whom the Health Plan communicates regarding provision of professional medical care, and regarding quality and/or appropriate utilization of medical services.  The Medical Director will be the individual responsible for representing Physician Group in the resolution of any grievances related to the provision of medical care presented to the Health Plan by Enrollees.

2.15         Enrollee Medical Record.  Physician Group agrees to ensure that a medical record will be established and maintained for each Enrollee as set forth in Article X.  The record shall include, at a minimum, all information about Enrollee as dictated by generally accepted medical practice standards.

2.16         Prescriptions.  Physician Group agrees to cooperate with drug formularies and treatment protocols proposed by Health Plan subject to generally accepted medical standards, and approved by the Physician Group.

2.17         Use of Plan Providers and Non-Participating Providers. Physician Group agrees to use its best efforts, where consistent with sound medical practice, to assure that Covered Services are provided only by Group Physicians and other Plan Providers except in cases of Emergency Services or if no such provider, is available to perform the appropriate service.  If Covered Services are not available from Participating Providers.  Group shall promptly arrange for appropriate treatment from Non-Participating Providers.

If Physician Group arranges with Non-Participating Providers to provide Covered Services to Enrollees, it will be Physician Group’s responsibility to ensure that such provider:  (1) looks solely to Physician Group for compensation for Capitated Services; (2) will not bill Enrollees for Covered Services directly under any circumstances; and (3) will, prior to all elective services obtain authorization in accordance with Utilization Review Program.

2.18         Patient Transfers.  Physician Group agrees to assist in facilitating the transfer of Enrollees to Group Providers and/or Hospital if determined medically acceptable by attending physicians and the Health Plan Medical Director.  Physician Group will be responsible for the cost of Covered Services provided if Physician Group refuses to accept such transfer.

2.19         Collection of Copayments. Physician Group shall collect Copayments from Enrollees upon the rendition of service. Such amounts shall be retained by provider or Physician Group in addition to Capitation Fees.

2.20         Collection of Payment from Third Parties.  Whenever an Enrollee is entitled to benefits under a Workers’ Compensation law, an automobile medical or ???fault insurance policy or an employer sponsored group health plan, including a self-insured plan, or other third party pay ??  program. Physician Group shall bill, collect and retain amounts payable by such source for services rendered by Physician Group in accordance with Article VIII.  Physician Group may bill Enrollee if Enrollee receives reimbursement from a third party that is primarily responsible for payment under Medicare regulations.

2.21         Enrollee Grievances.  Physician Group agrees to cooperate with Health Plan in resolving Enrollee grievances related to Physician Group or Group Providers.  Health Plan will bring to the Physician Group’s attention all Enrollee grievances involving Group Providers, and Physician Group will investigate such grievances and use its best efforts to resolve them in a fair and equitable manner.  Physician Group agrees to notify Health Plan promptly of any action taken or proposed with respect to the resolution of such grievances and the avoidance of similar grievances in the future.  Physician Group’s failure to resolve a grievance through its established procedures could result in the application of Health Plan’s grievance procedures or procedures required by HCFA.

2.22         State and Federal Site Visits.  Physician Group agrees to permit the State Department of Health, the Department of Corporations of California and the U.S. Department of Health and Human Services to conduct a site evaluation of Physician Group and Group Providers’ facilities in accordance with the current State and Federal laws and regulations and to comply with the agencies recommendations, if any.

III.  HEALTH PLAN OBLIGATIONS

3.1           Health Plan Services.  Health Plan agrees to provide certain consumer and administrative services, including but not limited to processing Enrollee applications, maintaining eligibility records and a system of verifying eligibility and processing enrollments and disenrollments through communication with HCFA, responding to Enrollee complaints and grievances.

informing Enrollees of Health Plan policies, providing Enrollees with membership cards and informational material and informing Enrollees of Participating Providers.

3.2           Orientation. Health Plan agrees to provide orientation and training for Group Physicians and their office staff in the use of the administrative services described herein and the policies and procedures of Health Plan and Physician Group.

3.3           Marketing.  Health Plan will market CMP Program to Medicare beneficiaries.

3.5           Applications.  Health Plan agrees to process all enrollment applications and assign Enrollees to Primary Care Physicians and Hospital.  Health Plan reserves the right to assign Enrollees to a Plan Physician other than that selected by Enrollee.

3.6           Administration of Funds.  Health Plan will administer the funds and payments called for in this Agreement in accordance with provisions outlined in Attachment B.

3.7           Claims Payment.  Health Plan and Physician Group shall review, adjudicate and pay all claims in accordance with the benefits set forth in the Evidence of Coverae, the requirements established by HCFA. State regulations and the terms of this Agreement.  Health Plan shall review, adjudicate and pay all claims for Covered Services which are not the financial responsibility of Physician Group or Hospital as set forth in Attachment A.  In the event Health Plan receives a claim for Capitated Services which are the financial responsibility of Physician Group, Health Plan shall forward such claim to the Physician Group for payment.  Health Plan shall not pay for services that are Physician Group’s financial responsibility unless Physician Group fails to make payment within the time allowed by HCFA and State regulations.  In such cases. Health Plan will make payment, and Physician Group shall reimburse Health Plan for such payments.  This may include deducting such paid amounts from the monthly capitation.

3.8           Listing of Health Plan.  Health Plan agrees that Physician Group may list its name, address, telephone number, and a description of the CMP Program along with other Health Plans in Physician Group’s promotional materials and advertisements.  The use of Health Plan’s trademarks and logos by Physician Group is prohibited without Health Plan’s prior written approval.

IV.           UTILIZATION REVIEW PROGRAM

4.1           Program Responsibility. Enrollees assigned to Hospital have also selected and been assigned to a Group Physician on Hospital’s medical staff.  Health Plan in cooperation with Physician Group and Hospital will operate a Utilization Review Program which delegates certain responsibility for utilization review to Hospital and Plan Physicians.

4.2           Use of Hospital.  Physician Group agrees to require Group Physicians to utilize Hospital facilities, or such providers as designated by Hospital, for the provision of all Covered Services which are the financial responsibility of Hospital as set forth in Attachment A, except for Emergency Services, services which cannot be safely and effectively provided by Hospital or such other designated provider, or when authorization to use an alternative provider has been received in accordance with the Utilization Review Program.

4.3           Quality Assurance/Utilization Review.  Physician Group shall establish mechanisms acceptable to Health Plan, the Department of Corporations and HCFA whereby they will review on a prospective, concurrent and retrospective basis the quality, appropriateness and level of care and utilization of services provided to Enrollees.

4.4           Authorization Procedures.  Physician Group agrees to require Group Physicians to complete an Admission Authorization Form for all non-emergency admissions to acute hospitals or skilled nursing facilities and use of outpatient surgery facilities other than in physicians’ offices.  Such form will be reviewed and approved by a committee of Group Physicians, or its designee, prior to submission to Hospital. The Admission Authorization Form will contain all necessary pre-admission information as requested by Hospital and must be submitted to Hospital at least twenty-four (24) hours prior to admission or seventy-two (72) hours in advance if the admission is scheduled for a Monday.

For Covered Services not provided by Enrollee’s Primary Care Physician, other than those named above. Group Physicians shall complete an authorization form for all such services.  Such form shall be reviewed by a committee of Group Physicians, or its designee. prior to the provision of services, except in an emergency or urgent situation when such review could result in a potentially harmful delay in the provision of services.  The form shall contain all information necessary to justify the need for the requested service and to facilitate appropriate billing by the provider.  The requirement for review by a committee of Group Physicians shall be waived for specific diagnoses or categories of service if Physician Group determines that such review would not facilitate the control of costs, the enhancement of quality or the continuity of care provided to Enrollees.

The requirements for prior authorization and documentation thereof shall not delay the provision of medical care in an emergency or urgent situation, or when such delay could, in the judgement of the treating physician, jeopardize the health of an Enrol lee.

4.5           Hospital Review of Admission Authorization.  Hospital will review Admission Authorization Form and authorize length of stay and admission to Hospital, facilities under contract with Hospital to provide services to Health Plan Enrollees or non- contracted facilities based on the medical services required by Enrollee.  Should Hospital recommend denial of admission or not reach agreement with Plan Physicians on facilities or length of stay, Hospital will refer case to Health Plan for review.

4.6           Periodic Review of Patient Records.  Physician Group Medical Director in cooperation with Hospital and Health Plan will conduct periodic reviews of the status and charts of hospitalized Enrollees.

4.7           Resolving Admission Disputes.  Any disputes between Plan Physicians and Hospital regarding admissions, length of stay, medical necessity, or selection of facilities will be resolved by the Health Plan Medical Director.

V.           provider manual

5.1           Policies and Procedures.  Health Plan will develop a Provider Manual that contains those Health Plan policies and procedures necessary for the proper operation of the Physician Group as it relates to Health Plan and Enrollees.

5.2           Precedence.  The Provider Manual and all updates shall be consistent with the laws and regulations governing the Federal Medicare program, the regulations established by HCFA governing CMP Program, the Knox-Keene Act and the provisions of this Agreement.  If inconsistencies are identified, the provisions of the Medicare program. HCFA regulations, the Knox-Keene Act or this Agreement shall take precedence in that order.  All determinations made by Health Plan under the provisions of the Provider Manual shall be reasonable and shall be subject to review under the dispute resolution provisions, hereof.

VI.           COMPENSATION

6.1           Physician Group Compensation.  Compensation to Physician Group for Capitated Services will be the Capitation Fees set forth in Attachment B.  Such Capitation Fees shall be payment in full for Capitated Services, except for allowable Copayments, amounts recovered through Coordination of Benefits and amounts payable under the Stop Loss Program.  Payment of

Capitation Fees shall be made on a monthly basis by the fifteenth (15th) calendar day of the month, or if such day falls on a weekend or national holiday, on the fist business day thereafter, for all Enrollees eligible from the first (1st) of the month, and on whose behalf payment has been received by Health Plan from HCFA prior to the tenth (10th) calendar day of the month.  In the event Health plan receives payment from HCFA after the 10th calendar day of the month. Capitation Payment to Physician Group will be made within 5 (five) working days of receipt of the monthly payment by Health Plan from HCFA.

6.2           Enrollee Non-Liability. Physician Group agrees that Enrollee shall not be liable to the Physician Group or Group Providers for any sums owed to Physician Group by Health Plan or owed to Group Providers by Physician Group.  At no time will Physician Group, Physician Group Providers or any party with a claim against Health Plan or Physician Group for Covered Services bill or otherwise seek compensation from Enrollees for such services, except in the case [ILLEGIBLE] payments permitted or in cases when a third party payor is primarily responsible and has paid Enrollee for a Capitated Service

6.3           Retroactive Cancellation.  Health Plan will discourage retroactive cancellation of any Enrollee.  However, Health Plan may make exceptions as required by HCFA or due to legitimate administrative processing requirements,

6.4           Payment for Non-Covered Services.  Physician Group and Group Providers may seek payment from Enrollees for Non-covered Services at usual and customary charges.

VII.          REPORTING PROCEDURES

7.1           Eligibility Reports.  Health Plan will maintain, update. and distribute monthly Enrollee eligibility reports for each month in which the persons included on such list are eligible for CMP Program.  This report will identify the Primary Care Physician selected by the Enrollee and the Enrollee’s coverage type.  The report will be sent to Physician Group and Primary Care Physicians by the tenth (10th) of each month identifying eligible Enrollees from the first (1st) of the month.

7.2           Utilization Data.  Physician Group shall, upon request, provide Health Plan with information on the utilization and cost of Capitated Services provided to Enrollees in such detail as to allow Health Plan to conduct analysis of costs as required by HCFA, as dictated by sound business practices and for the conduct of quality assurance and utilization review activities by Plan. Such information to be provided by Physician Group will not include information beyond that customarily provided on a claim form such as Form HCFA-1500 and shall be provided in the form of a paper report, computer disc or computer tape as agreed by the parties.  Required data will be delivered by Physician Group to Health Plan not later than forty-five (45) days following written request by Health Plan.

VIII.        COORDINATION OF BENEFITS

8.1           Definition.  Coordination of Benefits (“COB”) refers to the determination of order of financial responsibility which applies when two or more health benefit plans provide coverage of services for an individual. Such coordination is intended to preclude payment of more than one hundred percent (100%) of usual and customary charges from all coverage.  When the primary and secondary benefits are coordinated, determination of liability will be in accordance with Medicare regulations, applicable State regulations and recommendations of the National Association of Insurance Commissioners (NAIC).

3.2           COB Obligations of Physician Group. Hospital agrees to coordinate with Health Plan for proper determination of COB and to bill and collect from other payers and third party liens such charges for which the other payor is responsible.  Physician Group agrees to establish procedures to effectively identify, at the time of service and as part of their claims payment procedures, individuals and services for which there may be a financially responsible party other than CMP Program.

Physician Group will bill and collect from other payors such amounts for Capitated Services as the other payor is responsible for, Health Plan hereby assigns to Physician Group for collection any claims or demands against third parties for amounts due for services provided by Physician Group pursuant to this Agreement provided that Physician Group shall not commence any legal action against a third party to obtain such amounts payable without obtaining the prior written consent of Health Plan.  Physician Group shall defend, indemnify and hold Health Plan harmless for all actions by Physician Group which relate to collections of an account pursuant to this Section.  Except as noted herein, such collections may be retained by the Physician Group as compensation in addition to the Capitation Fees paid by Health Plan.  Health Plan may immediately rescind such assignment on a claim-by-claim basis by providing written notice of recision to Physician Group.

In the event that, at least 120 days following the date of service.  Health Plan identifies, either through its own efforts or those of third parties specializing in collection of COB, amounts payable by other entities that had not been previously identified by Physician Group. Physician Group agrees to cooperate with Health Plan and such third parties to collect such payment.  Physician Group agrees that Health Plan may retain 50%

of amounts collected after deducting the actual costs of Health Plan in obtaining such collection plus amounts payable to the third party which identifies and facilitates payment of such amounts.  However such amounts payable to Health Plan and third parties from the proceeds of such collection will not exceed the amount recovered.  The balance of any recovery after payment to Health Plan and any third parties shall be paid to Physician Group.

8.3           COB Obligations of Health Plan.  Health Plan will cooperate in providing COB information to Physician Group by collecting appropriate data from the Enrollee at the point of enrollment and supplying such data to Physician Group.

IX.           STOP LOSS PROGRAM

9.1           Stop Loss.  Stop Loss Program is designed to limit Physician Group’s liability for providing Capitated Services to a specific Enrollee.

9.2           Physician Group Stop Less Deductible.  The liability of Physician Group for Capitated Services rendered to any Enrollee, during each calendar year or floating year as described in 9.3, shall be limited to ten thousand ($10.000) dollars of Capitated Services rendered by Physician Group to that Enrollee.

9.3           Stop Loss Period.  For purposes of calculating the total value of services rendered in a year to any Enrollee. Physician Group may choose a calendar year or any twelve (12) consecutive month period beginning during the last quarter of the prior year, or ending during the first quarter of the following calendar year, but not both. Provided, however, that the period selected by Physician Group for purposes of calculation of the total value of services to an Enrollee shall not exceed a twelve month period.

9.4           Value of Capitated Services for Calculating Stop Loss. The basis for calculation of the value of Capitated Services rendered by Physician Group shall be the methodology described in Attachment C or billed charges, whichever is less.

9.5           Exclusions From Stop Loss.  Services rendered in connection with Workers’ Compensation cases shall not be included in determining the value of Capitated Services rendered for purposes of Stop Loss Program.  Copayments and amounts payable through Coordination of Benefits, or through third party liability payments shall be deducted from the value of Capitated Services provided for purposes of determining amounts payable to Physician Group under Stop Loss Program.

9.6           Substantiation of Stop Loss.  Physician Group shall be responsible for the determination of whether an Enrollee has met the Stop Loss deductible and shall maintain records necessary to substantiate the determination.  Claims by Physician Group for payment under the Stop Loss Program must be submitted to Health Plan within twelve (12) months of the end of the stop loss period.

9.7           Payments.  After reaching the Stop Loss Deductible, Physician Group shall be reimbursed for one hundred per cent (100%) of the value of Capitated Services provided to that Enrollee by Physician Group, calculated in accordance with this Section, for the remainder of the Stop Loss Period.  Payments under this provision shall be made by Health Plan within thirty (30) days of submission of documentation by Physician Group.

X.            MEDICAL AND ADMINISTRATIVE RECORDS

10.1         Medical Records.  Physician Group will require that all Group Physicians establish and maintain for each Enrollee who has obtained care from such physician a medical record which is organized in such a fashion and which contains such demographic and clinical information as is necessary, in the opinion of the Health Plan Medical Director and the Physician Group Medical Director, to provide documentation as to the medical problems and medical services provided to Enrollee.  Such record shall include a historical record of diagnostic and therapeutic services recommended or provided by, or under the direction of, the provider.  Such records shall be in such a form as to allow trained health professionals, other than the provider, to readily determine the nature and extent of the Enrollee’s medical problem and the services provided and permit peer review of the care provided.

10.2         Right to Inspection.  It is understood that the medical records referred to in Section 10.1 above will be and remain the property of Physician Group or Group Providers and will not be removed or transferred from the their offices except in accordance with applicable laws.  Health Plan or its designated representatives will have the right, in accordance with Section 10.3 below, to inspect, review, and make copies of such records at Health Plan’s expense upon request to facilitate Health Plan’s obligation to conduct quality assurance, utilization monitoring, and peer review activities.  The amount paid by Health Plan for the copying of such records shall not be more than ten cents ($0.10) per page.

10.3         Confidentiality.  Physician Group and Health Plan agree to maintain the confidentiality of information contained in the medical records of Enrollee in accordance with the “Confidentiality of Medical Information Act”, Cal. Civ. Code 56. et seq.  Medical records may be disseminated to authorized Plan

Physicians or Health Plan representatives, to Hospital’s morbidity, mortality, tissue, utilization review, judicial review, other quality of care and administrative review committees, to Health Plan itself, or to an appropriate Health Plan peer review, quality assurance or utilization review committee or subcommittee identified by Health Plan.

10.4         Release of Records.  Notwithstanding the provisions of Section 10.3 above, Physician Group or Group Providers will be authorized to release Enrollee’s medical records to official governmental agencies or for purposes of civil discovery, subject to applicable law.

10.5         Health Plan and Governmental Agency Access to Records. Physician Group will cooperate with Health Plan and agencies of the State and Federal Government in maintaining and providing medical, financial, administrative and other records of Enrollees as shall be requested by Health Plan or such agencies.  Health Plan and such agencies will have access at reasonable times upon demand to the books, records [ILLEGIBLE] papers of Physician Group and Group Providers relating to services provided to Enrollees, the quality, appropriateness, timeliness, cost thereof, and any payments received by Physician Group or Group Providers for Covered Services provided to Enrollees.

10.6         Availability of Records Upon Termination.  The obligations contained in this Section X will continue despite the termination of this Agreement, whether by rescission or otherwise.  In the event of termination of this Agreement, Physician Group will provide Health Plan, any Enrollee.  Plan Physicians. State and Federal agencies and any duly designated third party with reasonable access to medical records of Enrollees maintained by Physician Group or Group Providers, for a period of three (3) years after the termination of this Agreement, and at any time thereafter that such access is required in connection with an Enrollee’s medical care.  Health Plan will be entitled to obtain copies of Enrollee’s medical records if it either makes arrangements to have such copies prepared or agrees to reimburse the holder of such records for the reasonable cost of preparing such copies, not to exceed $0.10 per page.  The provisions of this paragraph will not operate to waive or limit any restriction on release or disclosure of patient records required by law.

XI.           ACCESSIBILITY AND CONTINUITY OF CARE

11.1         Accessibility of Care.  Physician Group agrees that, to the extent feasible, the Capitated Services provided by it will be made available and accessible to Enrollees promptly and in a manner which ensures continuity of care.

XII.         INSURANCE

12.1         Physician Group Liability Insurance.  Physician Group agrees to procure and maintain, at its own expense, policies of professional and general liability insurance covering Physician Group.  A copy of such policies will be provided to Health Plan upon request.

12.2         Group Provider Liability Insurance.  Physician Group agrees to require each Group Provider to procure and maintain, at Group Provider’s or Physician Group expense, appropriate programs of general and professional liability coverage.  Professional liability coverage for Group Physicians shall not be less than $1.0 million per occurrence and $3.0 million aggregate or such greater amount as required to comply with the professional liability coverage requirements of Hospital.  Professional liability limits for other Group Providers shall have limits and terms similar to those of policies held by similar providers in same geographic area.  Physician Group agrees to conduct a program to periodically verify that Group Providers maintain such coverage and to provide documentation to Health Plan on request that all Group Providers have such coverage as required by this Agreement.

12.3         Liability Issues.  The coverage programs in 12.1 and 12.2 above shall insure the Physician Group or Group Providers and their employees against any claim for damages arising by reason of personal injuries or death occasioned directly or indirectly in connection with the performance of, or the failure to perform any service provided by Group Providers, their employees or agents.

12.4         Health Plan Liability Insurance.  Health Plan, at its sole cost and expense, will procure and maintain policies of general liability and other insurance necessary, or programs of self-insurance, to insure Health Plan and its employees against any claim or claims for damages arising by reason of personal injuries or death occasioned directly or indirectly in connection with, the use of any property and facilities or equipment provided by Health Plan, and the activities performed by Health Plan in connection with this Agreement.  A copy of the above insurance policies will be provided to Physician Group upon request.

12.5         Notification of Claims.  Health Plan and Physician Group agree to promptly notify the other party hereto of any claims or demands which arise and for which indemnification hereunder is sought.

XIII.        COOPERATION

13.1         Non-Interference - Health Plan.  Health Plan agrees that it will not intervene in any manner with the rendition of services by Physician Group, it being understood and agreed that the traditional relationships between Physician and Patient, Hospital and Patient, and Physician and Hospital will be maintained.

13.2         Non-interference - Physician Group.  Physician Group and Group Physicians agree that they will not, during the term of this Agreement, advise or counsel any Enrollee to disenroll from Health Plan and will not solicit such Enrollee to become enrolled with any other health maintenance organization, preferred provider organization or any other similar hospitalization, medical payment plan or insurance program.

13.3         Cooperation.  Health Plan and Physician Group agree that, to the extent compatible with the separate and independent management of each, they will at all times maintain an effective liaison and close cooperation with each other to provide maximum benefits to Enrollees at the most reasonable cost, consistent with quality standards of hospital and physician care.

13.4         Signs.  Physician Group agrees that Health Plan may post notices, mutually acceptable as to size, content and form in a prominent place instructing Enrollees as to proper procedures and limitations on coverage.

13.5         Reciprocity with Other CareAmerica Physician Groups. Physician Group agrees that should services be provided to a Health Plan Enrollee who is not affiliated with Hospital or Physician Group, that Physician Group will provide such services and accept compensation from Health Plan or other hospital at the rates reflected in Attachment B or the reimbursement payable under Medicare, whichever is less.

XIV.    TERM AND TERMINATION

14.1         Term of Agreement.  This Agreement will commence on September 1, 1990 will remain in effect until December 31, 1991.  Thereafter, this Agreement will continue in effect from year to year, unless terminated pursuant to the terms of this Section.

14.2         Termination.  This Agreement may be terminated without cause by either party by written notice given at least ninety (90) days in advance of such termination.  The obligation of Physician Group to provide Capitated Services following the effective date of termination will be as set forth in Section 14.5.

14.3         Health Plan’s Right To Terminate Agreement.  Nothing herein will be construed as limiting the right of Health Plan to terminate this Agreement immediately upon delivery of written notice if:

a)           Physician Group or Group Physicians are unable to secure the necessary governmental licenses required for the performance of their duties.

b)           Health Plan determines that the health, safety, or welfare of Enrollees is jeopardized by continuation of this Agreement.

c)           Physician Group commits fraud.

14.4         Physician Group’s Right to Terminate Agreement.  Nothing herein will be construed as limiting the right of Physician Group to terminate this Agreement immediately upon delivery of written notice if:

a)           Health Plan commits fraud.

b)           The State of California or the United States Government revokes any certification or license of Health Plan necessary for the performance of this Agreement.

14.5         Physician Group Obligations Following Termination.  In the event of termination of this Agreement, Physician Group will continue to provide Covered Services, under the same financial terms as prior to said termination, to Enrollees, in accordance with the terms of this Agreement until December 31 of the calendar year following the date which termination becomes effective or until the Health Plan has made arrangements with alternative providers to render care to Enrollees.

14.6         Bankruptcy.  Health Plan or Physician Group may terminate this Agreement with thirty (30) day written notice to the other party in the event a petition is filed in a court of record jurisdiction to declare either party bankrupt or for reorganization under the bankruptcy laws of the United States or any similar statute of a state of the United States, or if a trustee in bankruptcy or a receiver is appointed for such party, and such petition, trustee, or receiver, as the case may be, is not dismissed within one hundred and twenty (120) days thereof.

14.7         Breach of Contract.  Either party will have the right to terminate this Agreement on thirty (30) days written notice to the other party if the party to whom such notice is given is in breach of any material provision of this Agreement.  The remedy of such breach within twenty (20) days of the receipt of such notice will revive the Agreement in effect for the remaining term, subject to any other rights of termination contained in this, or any other provision of this Agreement.

The party claiming the right to terminate hereunder will set forth in the required notice of intended termination the facts underlying its claim that the other party is in breach of this Agreement.  The party claiming the breach, if so requested by the breaching party, will undertake reasonable efforts to assist the breaching party to remedy such breach within twenty (20) days. The breaching party will be responsible for reimbursing the non-breaching party for reasonable expenses associated with rectifying the breach.

Each party will retain the right to seek redress through dispute resolution in accordance with Article XV.

XV.         DISPUTE REsolution

15.1         Dispute Resolution.  Controversies between Physician Group and Health Plan shall be resolved, to the extent possible, by informal meetings or discussions between appropriate representatives of the parties.

15.2         Arbitration.  In the event the parties are unable to resolve the controversy in accord with paragraph 15.1, the parties agree to submit the matter to binding arbitration under the rules and regulations of the American Arbitration Association.  The parties expressly covenant and agree to be bound by the decisions of the arbitrator(s) and accept any decision by a majority of the arbitrators as a final determination of the matter in dispute.

15.3         Allocation of Arbitration Costs.  Each party shall be responsible for its own legal fees and other expenses incident to the preparation of its case.  The losing party shall be responsible for the costs of the arbitration proceedings.  In the event of a decision by the arbitrator that recognizes equities on behalf of both parties, the costs of the arbitration proceedings shall be assessed by the arbitrator.

15.4         Rules of Civil Discovery.  The California rules of civil discovery will apply to all arbitration proceedings.

XVI.        GENERAL PROVISIONS

16.1         Amendment.  This Agreement is intended to be in compliance with all State and Federal laws.  Should this Agreement be out of compliance with any existing or newly enacted or adopted laws or regulations, the parties shall meet immediately to develop alternative provisions to comply with the laws.  Such alternative provisions shall be incorporated into this agreement by addendum.

16.2         Waiver.  The waiver by either party of a breach or violation of any provision of this Agreement will not operate as or be construed to be a waiver of any subsequent breach thereof.

16.3         Governing Law.  This Agreement will be governed in all respects by the laws of the State of California.

16.4         Assignment.  This Agreement, being intended to secure the services of Physician Group, will not be assigned, delegated or transferred without the written consent of Health Plan.

16.5         Notices.  Any notice required to be given pursuant to the terms and provisions hereof will be in writing and will be sent by certified mail, return receipt requested, postage prepaid, to Health Plan or Physician Group at their respective places of business as designated from time to time by the parties.

16.6         Independent Parties.  None of the provisions of this Agreement are intended to create nor will be deemed or construed to create any relationship between the parties hereto other than that of independent contractors, solely for the purposes of effecting the provisions of the Agreement.  Neither of the parties hereto, nor any of their respective officers, directors, or employees shall act as nor be construed to be the agent, the employee or the representative of the other.

16.7         Integration of Entire Agreement.  This Agreement contains all of the terms and conditions agreed upon by the parties regarding the subject matter of this Agreement.  Any prior agreements, promises, negotiations or representations of or between the parties, either oral or written, relating to the subject matter of this Agreement, which are not expressly set forth in this Agreement are null and void and of no further force or effect.

16.8         Invalidity or Unenforceability.  The invalidity or unenforceabi1ity of any terms or provisions hereof will in no way affect the validity or enforceabi1ity of any other term or provision.

16.9         Captions.  The Captions contained herein are for convenience of reference purposes only and shall have no force or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year set forth above.

CAREAMERICA-SOUTHERN CALIFORNIA		NORTHTWEST ORANGE COUNTY MEDICAL GROUP

By	/s/ Arthur M. Southam	By	/s/

Name	Arthur M. Southam, M.D.	Name

Chief Operating Officer
Title	Executive vice president	Title

Date		Date

CareAmerica Health Plan - Senior Plan

Attachment A

MATRIX OF FINANCIAL RESPONSIBILITY

This matrix of financial responsibility outlines the distribution financial responsibility between the Hospital, Physician Group, Health Plan and the various funds described in Attachment B.  It is not exhaustive, but serves as a guide by which broad categories of media services are used to identify the distribution of financial responsibility for particular services.

A.            Inpatient Services, Ambulatory Surgery and Major Diagnostic Procedures

This heading includes facility and all anci1lary/non-professional charges for Covered Services provided to inpatient and day surgery patients in a licensed facility, including inpatient hospital acute, sub-acute or skilled nursing facility services, including room and board and ancillary services. It includes facility and ancillary/non-professional charges related to ambulatory surgery or ambulatory diagnostic/therapeutic procedures (e.g. endoscopy, broncoscopy, laparoscopy, angiography etc.) requiring a surgical or other specialized suite or general anesthesia.  It includes pre-operative and pre-admission testing.  It includes Covered Services provided by facilities other than Hospital and services provided by out of area providers upon referral.

		HOSP	PHYS
1.	Acute hospital care	***	***
2.	Intensive care units	***	***
3.	Hospital surgical unit	***	***
4.	Sub-acute hospital care	***	***
5.	Skilled nursing facility	***	***
6.	Inpatient hospice	***	***
7.	Inpatient Medications	***	***
8.	Surgically Implanted Devices	***	***
9.	Nursing Services (inc. special duty)	***	***
10.	Lithotripsy	***	***
11.	Discharge Medications (5 days)	***	***

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		HOSP	PHYS

B.	In Area Emergency Room Services	***	***

1.	Emergency Room - Treat and Release	***	***
	Facility/Ancillary	***	***
	ER Physician	***	***
	HBP professional (lab, rad, card etc.)	***	***
2.	Emergency Room - Within 24 hours of admission	***	***

	Facility/Ancillary	***	***
	ER Physician	***	***
	HBP professional (lab, rad, card etc.)	***	***

C. Professional Services Including Interpretation by Hospital Base Physicians and Other Specialty Physicians		***	***

1.	Anesthesiologist	***	***
	Surgical/Other Procedure Anesthesia	***	***
	Inpatient and Outpatient	***	***
	Pain Management	***	***
	Inpatient and Outpatient	***	***
2.	Radiologist	***	***
	Diagnostic Interpretation, Interventional Procedures and	***	***
	Radiation Therapy, including implants	***	***
	Inpatient	***	***
	Outpatient Hospital	***	***
	Physician Office	***	***
3.	Pathologist	***	***
	Anatomical Pathology Services	***	***
	Inpatient	***	***
	Outpatient (inc Pap Smears)	***	***
	Clinical Laboratory Services	***	***
	Pre-Admission	***	***
	Inpatient	***	***
	Outpatient Hospital	***	***
	Physician Office	***	***
4.	Neurologist	***	***
	Inpatient EEG, EMG and NCS	***	***
	Outpatient EEG, EMG and NCS	***	***
5.	Nephrologist	***	***
	Dialysis Prof Services	***	***
	Other Prof Services	***	***

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		HOSP	PHYS

6 .	Cardiologist	***	***
	Inpatient and Hospital Outpatient Diagnostic	***	***
	Procedures (e.g. ECG, treadmill, Holter,	***	***
	echocardiogram, wall motion, thallium scan etc.)	***	***
	Phys Office Diagnostic Procedures	***	***
	(e.g. ECG, treadmill, holter monitor, echocardiogram, etc.)	***	***
7	Pulmonology/Respiratory Therapy	***	***
	Inpatient diagnostic services	***	***
	(e.g PFT, Blood Gas, Apnea eval etc.)	***	***
	Outpatient Hosp Diagnostic Services	***	***
	Phys Office Diag Proc	***	***
8.	Interventional Professional Services	***	***
	Interventional Cardiology (e.g. PTCA, angiography, percutaneous valvuloplasty etc.)	***	***
	Interventional Gastroenterology (e.g. ERCP, endoscopy, percutaneous biopsy/drainage etc.)	***	***
	Interventional Radiology (angioplasty, embolization, etc.) Bronchoscopy	***	***

D.	LABORATORY, X-RAY AND DIAGNOSTIC PROCEDURES	***	***
(technical components)		***	***

1.	Pre-admission, and inpatient laboratory, x-ray, ECG and other diagnostic services	***	***
2.	ER laboratory, x-ray, ECG and other diagnostic services - treat & release	***	***
3.	ER Laboratory, x-ray, ECG & other diagnostic services - within 24 hrs admission	***	***
4.	Outpatient Laboratory	***	***

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		HOSP	PHYS
5.	Outpatient chest and skeletal x-ray	***	***
6.	Outpatient x-ray and diagnostic imaging (CPT 70000-79999) other than routine chest and skeletal x-rays (e.g. IVP, MRI, CT, Angiography, nuclear medicine studies, ultrasound, mammography)	***	***

E.	PHYSICIAN SERVICES (not including those services described under Section B. above)	***	***

1.	Primary care office visits	***	***
2.	Outpatient specialty Consultations and interpretations	***	***
3.	Inpatient primary care and consultations	***	***
4.	Office surgical procedures	***	***
5.	Physician Office Outpatient ECG services,	***	***
6.	Office laboratory	***	***
7.	Outpatient chest and skeletal x-rays	***	***
8.	Office visual examinations	***	***
9.	Office hearing evaluation	***	***
10.	Emergency Room Physician Fees	***	***
11.	Routine physical exams and evaluations	***	***

F. Other Professional and Ancillary Services		***	***

1.	Home health care (professional, medication and supplies)	***	***
2.	Durable Medical Equipment	***	***
3.	Prosthetic Devices	***	***
4.	Supplies (except as used in phys office)	***	***
5.	Health Education (including literature and course offerings)	***	***
6.	Dietary counseling and education	***	***
7.	Psychiatric services and mental health counseling services including alcoholism and CD rehabilitation	***	***

Initials

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		HOSP	PHYS
8.	Social services and discharge planning	***	***
9.	Physical rehabilitation services. including physical, occupational, speech therapy and rehabilitation	***	***
	Inpatient	***	***
	Outpatient	***	***
10.	Dialysis (Inpt and Outpt. Tech, Prof, Fac, Supp and Meds)	***	***
11.	Medical Transportation	***	***
12.	Cardiac Rehabilitation	***	***
13.	Facility component for fluorescein angiography and all treatments with lasers	***	***
14.	Chemotherapy treatment including medications and administration, inpatient or outpatient, not including oncologist professional fees.	***	***
15.	Other services considered to be customarily a hospital inpatient service	***	***
16.	Radiation Therapy	***	***
	Inpatient Professional & Technical	***	***
	Outpatient Professional & Technical	***	***
17.	Outpatient Hosp Resp Therapy	***	***

G.	Out-of-Area Services	***	***

H.	Other Services	***	***

1.	Outpatient Prescription Drugs	***	***
2.	Refractions and Eyeglasses	***	***

I.	Excluded Situations and Procedures	***	***

Any service not covered pursuant to the Evidence of Coverage.

In the event financial responsibility for a service is not established by the above, services generally paid for under Medicare Part B will be considered to be a Physician Group capitated service, services generally paid under Medicare Part A will be considered as a Hospital capitated service and services not covered under Medicare Part A or Part B will be considered a Physician Group Capitated Service.

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CareAmerica Southern California - Senior Plan

ATTACHMENT B

FUND ALLOCATION AND RISK SHARING

Hospital:   La Palma Intercommunity Hospital

Physician Group: Northwest Orange County Medical Group

A.          Allocation of HCFA Capitation.  Each month, Health Plan shall allocate the gross capitation that it receives from HCFA, on behalf of Enrollees affiliated with Hospital and Physician Group, as follows:

Hospital Capitation	***
Physician Group Capitation	***
Pharmacy capitation	***

•                                          Hospital Capitation shall be paid to Hospital. ***

•                                          Physician Group Capitation shall be paid to Physician Group after Health Plan has deducted the amount designated as Physician Group Withhold described below.

•                                          Pharmacy Capitation shall be retained by Health Plan to pay expenses of providing the outpatient prescription drug program.

B.            Shared Risk Program Between Hospital and Physician Group. As an incentive to control hospital service utilization a Shared Risk Program shall be administered by Health Plan whereby both Hospital and Physician Group shall be at risk for the utilization of Shared Risk Services, as defined below.

1.             Shared Risk Services - Definition. The following are Shared Risk Services:

All Covered Services which are the financial responsibility of the Hospital as set forth in Attachment A.

2.            Shared Risk Budget.  A budgeted amount (“Shared Risk Budget”)  shall be established.  The Shared Risk Budget shall be 38.4 % of the total capitation paid to Health Plan on behalf of Enrollees assigned to Physician Group and Hospital.

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3.           Hospital Withhold.  *** Hospital agrees to establish reserves, in lieu of Withhold, which reflect Hospital’s potential liability to Physician Group under Shared Risk Program.

4.             Physician Group Withhold.  Each month 5% of the capitation payable to Physician Group shall be deducted by Health Plan from Physician Group Capitation (“Physician Group Withhold”) and retained by Health Plan to facilitate administration of the Shared Risk program.  Amounts withheld shall earn interest at the rate of 7% simple interest per year.

5.             Shared Risk Cost.  Only those services designated as Shared Risk Services shall be considered in determining Shared Risk Costs for purposes of the Shared Risk Program.  Shared Risk Costs shall be calculated as follows:

a.            For Inpatient Services at Hospital:

Acute Medical Care (including Med/Surg, and all other inpatient classifications not set forth below)	***	per diem

ICU/CCU	***	per diem

Physical Rehab.	***	per diem

Mental Health/Chem Dep	***	per diem

Subacute Care Services	***	per diem

Emergency Room services including facility and ancillary charges provided within 24 hours of an inpatient admission are included in the above per diem rates.

b.          Ambulatory Surgery and Diagnostic Procedures at Hospital:

*** Percent of Charges not to exceed *** per case

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c.                                 Other Capitated Services Provided by Hospital (including Home Health care, DME and other services):

*** Percent of Charges not to exceed the Medicare allowed amount.

d.                                For Shared Risk Services rendered by providers other than Hospital:

The actual amount paid to provider.

The above rates include all room, board, ancillary services, supplies, physician and other professional services which are the financial responsibility of Hospita1 as set forth in Attachment A.

6.             Reinsurance Program Costs and Recoveries.  Premiums paid by Hospital or Health Plan for Hospital Reinsurance Program shall be paid from Hospital Capitation and shall be considered a Shared Risk Cost.  Recoveries from the Hospital Reinsurance Program shall be retained by Hospital and will reduce the Shared Risk Cost for the period in which such recovery is received.

7.             Copayments and COB.  Copayments payable for covered services shall be deducted from Shared Risk Costs.  Amounts payable, for Shared Risk Services, to Hospital or other providers through Coordination of Benefits or Worker’s Compensation shall be deducted from Shared Risk Costs, up to the amount of Shared Risk Costs for the particular service.  Amounts actually received by Hospital through third party liability recoveries for Shared Risk Services shall be deducted from Shared Risk Costs in the period in which such payment is actually received, up to the amount of Shared Risk Costs for the particular service.

8.             Shared Risk Program Settlement.  Within one hundred twenty (120) days following the end of each calendar year of this Agreement Health Plan shall prepare a final report of the status of Shared Risk Program for such year (Shared Risk Period).  Such report shall include calculation of the Shared Risk Budget and Shared Risk Costs incurred during the Shared Risk Period, Such calculation shall include an estimate of incurred but not reported (IBNR) claims liability for Shared Risk Services in accordance with generally accepted accounting and actuarial principles.  Shared Risk Budget and Shared Risk Costs shall be the basis for the Shared Risk Program Settlement between the Hospital, Health Plan and Physician Group.

3

a.                                 Deficit.  If Shared Risk Costs exceed Shared Risk Budget, 5% of such deficit shall be paid to Hospital by Health Plan.

In addition, 50% of the deficit shall be paid to Hospital by Physician Group.  However, the amount payable by Physician Group shall not exceed 10% of the total Physician Group capitation for the Shared Risk Period.

Payment to Hospital by Physician Group will be made from funds withheld (plus interest earned) during the Shared Risk Period by Health Plan from Physician Group capitation.

If amounts withheld from Physician Capitation by Health Plan are sufficient to pay amounts due Hospital by Physician Group, all remaining funds withheld by Health Plan from Physician Group capitation during the Shared Risk Period plus interest shall be distributed to Physician Group.

In the event such withheld funds, plus accrued interest, are not sufficient to pay amounts due Hospital, additional payments will be made by Physician Group through deductions from capitation by Health Plan in amounts not to exceed ten percent (10%) of the Physician Group’s monthly capitation. Such payments shall be deducted from Physician Group’s capitation payments.

b.           Surplus.  If Shared Risk Costs are less than the Shared Risk Budget, 5% of such surplus shall be paid to Health Plan either from funds set aside for this purpose by *** Hospital ***, by direct payment from Hospital or through deduction from capitation, as determined by Health Plan.

In addition, 50% of such surplus shall be paid to Physician Group.  Such payment shall be made from amounts Hospital has set aside for this purpose *** during Shared Risk Period *** from Hospital Capitation.

***

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If such *** funds set aside by Hospital are not sufficient to pay amounts due by Hospital, additional payments will be made by Hospital to Physician Group either through direct payment or through an offset *** by Health Plan from Hospital capitation payments. ***

C.           Pharmacy Risk Sharing Program.  Health Plan shall establish a Pharmacy Budget.  Health Plan shall pay all covered pharmacy claims and pharmacy benefit administrative costs payable to third parties (Pharmacy Costs).

1.           Pharmacy Fund Settlement.  Within 120 days following the end of each calendar year, there shall be an accounting of the Pharmacy Budget and Pharmacy Costs.  Such accounting shall include an estimate of incurred but not reported (IBNR) claims.

a.                Pharmacy Deficit.  In the event that Pharmacy Costs exceed the Pharmacy Budget, 50% of such deficit not to exceed 25% of the Pharmacy Budget shall be paid by Physician Group through direct payment to Health Plan, through funds payable to Physician Group pursuant to the Shared Risk Program outlined above, and/or through a reduction in Physician capitation sufficient to fund 50% of such deficit in six months.

b.                Pharmacy surplus.  If Pharmacy Costs are less than the Pharmacy Budget, 50% of such surplus not to exceed 25% of the Pharmacy Budget shall be paid by Health Plan to Physician Group.

D.          Reports and Timely Settlement

Health Plan shall be responsible for maintenance of records and development of reports required for administration of the risk sharing programs outlined herein.  Detail Provider Utilization Reports and Pharmacy Risk Share Reports shall be made available to Physician Group within sixty (60) days following the end of each quarter.  Hospital and Physician Group shall have 30 days following the receipt to review such reports produced by Health Plan.  Absent objections and/or the presentation of additional information in such 30 day period, the reports shall be considered acceptable and complete.  Any encounter data submitted after the thirty (30) day period has elapsed shall be excluded from Hospital/Physician Group Shared Risk Program. All payments due pursuant to final settlements *** shall be made or, in the case of deductions from capitation, shall commence within 15 days following the acceptance of such reports or the expiration of the 30 day review period.

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ATTACHMENT C

Allowed Cost Calculations

In determining the fees to be paid by Health Plan to the Primary Care Physician for Non Capitated Services, for authorized calculation of eligibility for and reimbursement under the Stop Loss provisions of the Agreement, the following methodology shall be used:  The allowed amount will be the lesser of billed charges or the amount calculated by applying the following dollar values to the relative value units for each procedure listed in the 1974 California Relative Value Studies developed by the California Medical Association.

Medicine		$6.50

Surgery		$155.00

Anesthesiology		$33.00

Radiology:		$13.00

(Professional Component 40%)

Pathology		$1.45

Clinical	(Professional Component 20%)
Anatomical	(Professional Component 80%)

In the event a service is provided which is not listed in the 1974 CRVS or for which no unit value is stated, the allowed amount will be 80% of the prevailing fee in the community (50th percentile) based on information provided by a vendor specializing in the provision of such information (e.g. Health Insurance Association of America).  The cost of physician administered medication shall not exceed 125% of the Average Wholesale Price.